FINANCIAL EXPENSES, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Financial expenses:
Foreign currency transaction loss, net	$ 412		$ 79
Remeasurement of warrants	13,257	$ 203	994
Others	16	14	11
Total financial expenses	13,685	217	1,084
Financial income:
Foreign currency transaction profit, net		101
Interest from deposits	211	613	776
Others		23
Total financial income	211	737	776
Financial expenses (income), net	$ 13,474	$ (520)	$ 308